As filed with the Securities and Exchange Commission on November 29, 2024
File Nos. 333-192991 and 811-22922

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-1A
REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 27	☒
and/or
REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 31	☒
(Check appropriate box or boxes)
Aspiration Funds
(Exact Name of Registrant as Specified in Charter)
1100 Sansome Street, San Francisco, CA 94111
(Address of Principal Executive Offices)
800-683-8529
(Registrant’s Telephone Number, including Area Code)
The Corporation Trust Company
1209 Orange Street, Wilmington, DE  19801
(Name and Address of Agent for Service)

With Copies to:
Mark Perlow, Esq. Dechert, LLP One Bush Street, Suite 1600 San Francisco, CA 94104	Tracie Coop, Esq. The Nottingham Company 116 S. Franklin Street Rocky Mount, NC 27804

As soon as practicable after the Effective Date of this Registration Statement
(Approximate Date of Proposed Public Offering)
It is proposed that this filing will become effective: (check appropriate box)

[   ] immediately upon filing pursuant to paragraph (b)
[    ] on (date) pursuant to paragraph (b)
[ X ] 60 days after filing pursuant to paragraph (a)(1)
[   ] on (date) pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Aspiration Redwood Fund
Ticker Symbol: REDWX

A series of
Aspiration Funds

PROSPECTUS
February 1, 202 5

This prospectus contains information about the Aspiration Redwood Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions, please call (800) 683-8529.

Investment Adviser

Mission Investment Advisors LLC
1100 Sansome Street
San Francisco, CA 94111

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY	2
PRINCIPAL INVESTMENT OBJECTIVE AND STRATEGIES	12
Principal Investment Objective	12
Principal Investment Strategies	12
Principal Investment Risks for the Fund	13
Portfolio Holdings Disclosure	18
MANAGEMENT OF THE FUND	18
Investment Adviser	18
Investment Sub-Adviser	19
Service Providers	21
YOUR ACCOUNT	21
Pricing Your Shares	21
How to Purchase Shares	23
How to Redeem Shares	24
Minimum Account Balance	26
Distribution of Shares	26
Market Timing Policy	26
DIVIDENDS AND DISTRIBUTIONS	27
TAXES	27
Distributions	27
FINANCIAL HIGHLIGHTS	30

SUMMARY
Aspiration Redwood Fund
Investment Objective: The primary investment objective of the Aspiration Redwood Fund (the “Fund”) is to maximize total return, consisting of capital appreciation and current income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0 .00%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	0 .00%
Redemption Fee (as a percentage of amount redeemed)	0 .00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fee [1]	0.00%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.77%
1 .  Distribution and/or Service (12b-1) Fees are less than 0.00%.
Example: The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Fund for the time period indicated and then sell or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (The Example reflects applicable waivers and/or reimbursements for the duration of such arrangement(s).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 79	$246	$428	$954
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Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [           ] % of the average value of its assets.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies that are attractive based on their fundamental valuation profile in addition to evaluating specific sustainability factors.  The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of real estate investment trusts (“REITS”), shares of investment companies, convertible securities, warrants, and rights. The Fund may purchase equity securities in an initial public offering (“IPO”) provided that the investment is consistent with the Fund’s investment strategy.  The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
UBS Asset Management (Americas) LLC (the “Sub-Adviser”) bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process.  In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry, and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.
3

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process seeks to identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors used by the Sub-Adviser in security selection are considered to be material factors that help the Sub-Adviser evaluate and compare the performance of environmental, social, and governance (“ESG”) criteria relative to industry and/or sector. The Sub-Adviser combines these considerations with additional financial analysis to identify companies that the Sub-Adviser believes will provide attractively valued and sustainable investment opportunities. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.
The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
PRINCIPAL RISKS OF INVESTING IN THE FUND
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  Below are the principal risks of investing in the Fund:
4

Management Risk. There is a risk that the investment strategies, techniques and risk analyses employed by the Sub-Adviser may not produce the desired results.  If the Adviser is not able to pay Fund expenses required under the Fund’s expense limitation agreement, the Adviser may have to resign as adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
Market Risk. The Fund’s investments will face risks related to investments in securities in general and the daily fluctuations in the securities markets. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters or events, country instability, inflation/deflation, and infectious disease epidemics or pandemics.
Equity Securities Risk. The Fund may invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Sustainability Risk.  The Sub-Adviser’s consideration of sustainability factors and the application of positive and negative screening processes may impact the Sub-Adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. Consideration of sustainability factors and application of positive and negative screening processes is expected to impact the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund’s performance may at times be better or worse than the performance of similar funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. “Sustainability” is not a uniformly defined characteristic and consideration of sustainability factors involves subjective assessment. The Fund’s investments are expected to include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.
Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.
5

Derivatives Risk. The value of “derivatives”—so called because their value “derives” from the value of an underlying asset, reference rate, or index—may rise or fall more rapidly than other investments. It is possible for the Fund to lose more than the amount it invested in the derivative. The risks of investing in derivative instruments also include market risk, management risk and counterparty risk (which is the risk that counterparty to a derivative contract is unable or unwilling to meet its financial obligations). In addition, non-exchange traded derivatives may be subject to liquidity risk, credit risk, and mispricing or valuation complexity. These derivatives risks are different from, and may be greater than, the risks associated with investing directly in securities and other instruments.
Convertible Securities Risk. The Fund may invest in convertible securities.  Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities.  In general, smaller capitalization companies are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.
Portfolio Turnover Risk. The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance and may increase the likelihood of capital gains distributions.
IPOs Risk. The purchase of equity securities issued in IPOs may expose the Fund to the risks associated with companies that have no operating history as public companies, as well as to the risks associated with the sectors of the market in which the companies operate. The market for IPO shares may be volatile and share prices of newly public companies may fluctuate significantly over a short period of time.
Foreign Investing Risk. The Fund may invest in securities of non-U.S. issuers. Investments in non-U.S. issuers may be riskier than investments in U.S. issuers because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.
6

Futures Risk. Use of futures contracts may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Investment Company Risk. The price movement of an ETF may not correlate to the underlying investments and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to net asset value (“NAV”), which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.  Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies. These limitations may limit the amount the Fund may invest in certain investment companies.
REITs Risk. The risk that the Fund’s performance will be affected by adverse developments to REITs and the real estate industry. REITs and underlying real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
Cybersecurity Risk. As part of their business, the Adviser, the Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party services providers, and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Adviser, Sub-Adviser, third-party service providers, or the Fund have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
7

PERFORMANCE INFORMATION
The following bar chart shows how the Fund’s investment results have varied from year to year and the following table shows how the Fund’s average annual total returns compared to that of a broad measure of market performance since the Fund’s inception. This information provides some indication of the risks of investing in the Fund. All figures assume distributions were reinvested.  Prior to October 10, 2024, the Fund had a different investment adviser. From the inception of the Fund until October 10, 2024, the Fund paid no management fees to the previous investment adviser.  During this period investors in the Fund were required to be clients of the previous investment adviser.  Advisory clients had the option to pay the previous investment adviser a fee in the amount they believed to be fair ranging from 0% to 2.00% of the value of the account, directly to the previous investment adviser.  On October 10, 2024, the Fund entered into an agreement with the current investment adviser, under which the Fund pays the current investment adviser a management fee of 0.50%.  Investors of the Fund are no longer required to be clients of the investment adviser, nor do they pay advisory fees directly to the investment adviser.  Returns prior to October 10, 2024 are presented below assuming investors paid the maximum advisory fee of 2.00% and assuming investors paid 0%. Keep in mind that future performance may differ from past performance. Also, shareholder reports containing financial and investment return information will be available to shareholders semi-annually.  Updated performance information is available at no cost by calling (800) 683-8529 (toll free) or by visiting www.aspiration.com.
Calendar Year Returns [TO BE UPDATED]
(with 0% assumed management fee reduction)

8

Calendar Year Returns [TO BE UPDATED]

(with 2.00% assumed management fee reduction)

[TO BE UPDATED]
Highest and Lowest Quarterly Returns with 0% Management Fee
Highest return for a quarter	29.65%	Quarter ended June 30, 2020
Lowest return for a quarter	-29.73%	Quarter ended March 31, 2020

Highest and Lowest Quarterly Returns with 2% Management Fee
Highest return for a quarter	27.65%	Quarter ended June 30, 2020
Lowest return for a quarter	-31.73%	Quarter ended March 31, 2020

Average Annual Total Returns Periods Ended December 31, 202 4	One Year	Five Year	Since Inception*
Aspiration Redwood Fund – Without maximum contribution reduction (0.00% management fee)
Returns Before taxes Returns after taxes on distributions Returns after taxes on distributions and sale of shares
9

Average Annual Total Returns Periods Ended December 31, 202 4	One Year	Five Year	Since Inception*
Aspiration Redwood Fund – With maximum assumed contribution reduction (2.00% management fee)
Returns Before taxes Returns after taxes on distributions Returns after taxes on distributions and sale of shares
S&P 500 Total Return Index (reflects no deductions for fees and expenses)
* The Fund commenced operations on November 16, 2015.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).
MANAGEMENT OF THE FUND’S PORTFOLIO
Investment Adviser.  Mission Investment Advisors LLC
Sub-Adviser.  UBS Asset Management (Americas) LLC

Sub-Adviser Portfolio Manager(s)
Joseph Elegante Portfolio Manager Since 08/2020	Adam Jokich Portfolio Manager Since 08/2020
MANAGER OF MANAGERS
The Fund obtained regulatory authority to hire one or more additional sub-advisers to manage portions of the Fund’s portfolio without obtaining the approval of Fund shareholders. The Fund intends to amend the regulatory authority to include Mission Investment Advisors LLC as the new investment advis er. The Fund will notify all shareholders before making any changes to its sub-adviser.

BUYING AND SELLING OF FUND SHARES

Minimum Initial Investment:	$10
Minimum Additional Investment:	$1
You can buy or sell shares of the Fund on any business day on which the Fund is open.  You can pay for shares via an Automated Clearing House (“ACH”) transfer from your bank. For information about purchasing Fund shares, visit www.aspiration.com.
10

TAX INFORMATION
Fund distributions are generally taxable to you as ordinary income or capital gains, unless your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Investments in such tax-advantaged plans will generally be subject to tax upon withdrawal of monies from the tax-advantaged plan.

11

Principal Investment Objective and Strategies

Principal Investment Objective
The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund’s investment objective is not a fundamental policy and can be changed without shareholder approval by a vote of the Board. Shareholders will receive 60 days’ prior written notice before a change to the investment objective takes place. There is no guarantee that the Fund will achieve its investment objective.
Principal Investment Strategies
To achieve its investment objective, the Fund invests in, or seeks exposure to, companies that are attractive based on their fundamental valuation profile in addition to evaluating specific sustainability factors. The Fund invests in equity securities that trade on U.S. securities markets, which may include securities of non-U.S. issuers as well as securities of U.S. issuers. The equity securities in which the Fund invests include, but are not limited to, dividend-paying securities, common stock, preferred stock, equity securities of REITs, shares of investment companies, convertible securities, warrants and rights. The Fund may purchase equity securities in an IPO provided that the investment is consistent with the Fund’s investment strategy. The Fund may, but is not required to, use exchange-traded derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts with value dependent upon, or derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. The derivatives in which the Fund may invest include futures and forward currency agreements. These derivatives may be used for risk management purposes to manage or adjust the risk profile of the Fund. Futures on currencies and forward currency agreements may also be used to hedge against a specific currency. In addition, futures on indices may be used for investment (non-hedging) purposes to earn income; to enhance returns; to replace more traditional direct investments; or to obtain exposure to certain markets.
The Sub-Adviser bases investment decisions upon price/value discrepancies as identified by the Sub-Adviser’s fundamental valuation process.  In selecting securities for the Fund, the Sub-Adviser focuses on, among other considerations, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the Sub-Adviser’s assessment of what a security is worth. The Sub-Adviser will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Sub-Adviser bases its estimates of value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. The Sub-Adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries with attractive relative price/value characteristics.
12

The Sub-Adviser will employ both a positive and negative screening process in selecting securities for the Fund. The positive screening process seeks to identify securities of companies that are fundamentally attractive and that have superior valuation characteristics. In addition, the positive screening process will also include material sustainability factors that the Sub-Adviser believes confirm the fundamental investment case and can enhance the ability to make good investment decisions. The sustainability factors, used by the Sub-Adviser in security selection, are considered to be material factors that help the Sub-Adviser evaluate and compare the performance of ESG criteria relative to industry and/or sector. The Sub-Adviser combines these considerations with additional financial analysis to identify companies that the Sub-Adviser believes will provide attractively valued and sustainable investment opportunities. The Sub-Adviser believes that the sustainability strategy provides the Fund with a high-quality portfolio and mitigates risk.
The Sub-Adviser also applies a negative screening process that will exclude from the Fund’s portfolio securities with more than 5% of sales in industries such as alcohol, tobacco, defense, nuclear, GMO (Genetically Modified Organisms), water bottles, gambling and pornography, and will entirely exclude all firearms issuers and companies within the energy sector as defined by MSCI and its Global Industry Classification Standard (GICS).
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Principal Investment Risks for the Fund
Convertible Securities Risk. The Fund may invest in convertible securities directly or indirectly through investment companies that invest in convertible securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a pre-determined price (the conversion price) into the common stock of the issuer. The market values of convertible securities and other debt securities tend to fall when prevailing interest rates rise. The values of convertible securities also tend to change whenever the market value of the underlying common or preferred stock fluctuates.
13

Cybersecurity Risk. As part of their business, the Adviser, Sub-Adviser, and third-party service providers process, store, and transmit large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser, Sub-Adviser, third-party service providers, and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or the Adviser, Sub-Adviser, or third-party service providers, including the Fund’s custodians, fund accountant, fund administrator, transfer agent, and/or pricing vendors, may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.
Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may also have additional risks. The Fund could experience a loss if its derivative positions are poorly correlated with its other investments, or if it is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. The derivative instruments and techniques that underlying funds may principally use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the instrument underlying a futures position may result in immediate and substantial losses to the underlying fund.
Options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived options transaction may be unsuccessful because of market behavior or unexpected events.
14

Swaps. An over-the-counter (“OTC”) swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments.  Most swap agreements are not entered into or traded on exchanges. OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated or if the reference index, security or investments do not perform as expected. Underlying funds’ use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.”
Foreign currency forward exchange contracts. Foreign currency forward exchange contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Unanticipated changes in currency prices may result in losses to an underlying fund and poorer overall performance for the fund than if it had not entered into foreign currency forward exchange contracts.
Equity Securities Risk. The Fund may invest in equity securities directly or indirectly through investment companies that invest in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced.
Focused Investment Risk. There is a risk that investing in a select group of securities or securities in a particular sector could subject the Fund to greater risk of loss and could be considerably more volatile than the Fund’s primary benchmark or other mutual funds that are diversified across a greater number of securities or sectors.
Foreign Investing Risk. The value of the Fund’s investments in securities of non-U.S. issuers may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Also, securities of non-U.S. issuers may be impacted by foreign controls on investment, withholding taxes, a lack of adequate company information, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.
15

Futures Risk. Use of futures contracts by the Fund or underlying funds may cause the value of the Fund’s shares to be more volatile. Futures contracts expose the Fund or underlying funds to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities. Changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.
Investment Company Risk. The price movement of an ETF may not correlate to the underlying investments and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs. Finally, the Investment Company Act of 1940, as amended, imposes certain limitations on a fund’s investments in other investment companies.  These limitations may limit the amount the Fund may invest in certain investment companies.
IPOs Risk. The purchase of shares issued in IPOs exposes the Fund to the risks associated with companies that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the companies operate. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile and share prices of newly public companies have fluctuated significantly over short periods of time.
Leverage Risk Associated with Financial Instruments Risk.  The use of financial instruments to increase potential returns, including derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.
Limited Capitalization Risk. There is a risk that securities of small capitalization companies tend to be more volatile and less liquid than securities of larger capitalization companies.  This can have a disproportionate effect on the market price of smaller capitalization companies and affect the Fund’s ability to purchase or sell those securities. In general, smaller capitalization companies are more valuable than larger companies to adverse business or economic developments and they may have more limited resources.
Management Risk. There is a risk that the investment strategies, techniques, and risk analysis employed by the Sub-Adviser may not produce the desired results.  If the Adviser is not able to pay Fund expenses required under the Fund’s Expense Limitation Agreement, the Adviser may have to resign as Adviser to the Fund or dissolve and liquidate the Fund. Dissolution or liquidation of the Fund may cause shareholders to liquidate or transfer their investments at inopportune times.
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Market Risk.  Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. In addition, the value of the fund’s investments may be negatively affected by the occurrence of global events, such as war, terrorism, environmental disasters or events, country instability, inflation/deflation, and infectious disease epidemics or pandemics. These events could reduce consumer demand or economic output; result in market closures; interest rate changes, travel restrictions or quarantines; and significantly adversely impact the economy. Governmental and quasi-governmental authorities and regulators throughout the world have in the past often responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes which could have an unexpected impact on financial markets and the Fund’s investments.
REITs Risk. The risk that the Fund’s performance will be affected by adverse developments to REITs and the real estate industry. REITs and underlying real estate values may be affected by a variety of factors, including: local, national or global economic conditions; changes in zoning or other property-related laws; environmental regulations; interest rates; tax and insurance considerations; overbuilding; property taxes and operating expenses; or declining values in a neighborhood. Similarly, a REIT’s performance depends on the types, values, locations and management of the properties it owns. In addition, a REIT may be more susceptible to adverse developments affecting a single project or market segment than a more diversified investment. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.
Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. A high portfolio turnover rate also can result in an increase in taxable capital gains distributions to the Fund’s shareholders.
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Sustainability Risk.  The Sub-Adviser’s consideration of sustainability factors and the application of positive and negative screening processes may impact the Sub-Adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. Consideration of sustainability factors and application of positive and negative screening processes is expected to impact the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. The Fund’s performance may at times be better or worse than the performance of similar funds that do not consider sustainability factors or apply positive or negative screening processes, or that apply different sustainability criteria or screening processes. “Sustainability” is not a uniformly defined characteristic and consideration of sustainability factors involves subjective assessment. The Fund’s investments are expected to include securities of issuers that derive revenue from non-sustainable activities. Sustainability information from third party data providers may be incomplete, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics.
Investment is Not Insured or Guaranteed. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information (“SAI”) and online by visiting https://funds.aspiration.com/redwood.

Management of the Fund

Investment Adviser
Mission Investment Advisors LLC
Mission Investment Advisors LLC, located at 1100 Sansome Street, San Francisco, CA 94111, serves as the investment adviser to the Fund.  The Adviser is a wholly owned subsidiary of MFP Capital Group, Inc., also located at 1100 Sansome Street, San Francisco, CA 94111. The Adviser provides oversight of the Sub-Adviser’s investment performance, operations, and compliance through due diligence reviews and policies and procedures.  As of December 31, 2024, Mission Investment Advisors LLC had approximately $[        ] in assets under management.
Disclosure Regarding Approval of Investment Advisory Agreement. A discussion regarding the Board’s basis for approving the investment advisory agreement for the Fund will be included in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 2024. You may obtain a copy of the Fund’s semi-annual and annual reports, free of charge, upon request to the Fund.
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Adviser Compensation.  Under the Fund’s investment advisory agreement, the Adviser receives an annual advisory fee of 0. 50 % of the Fund’s average daily net assets. Prior to October 10, 2024, the Fund had a different investment adviser. The previous investment adviser did not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients were permitted to pay the previous investment adviser a fee in the amount they believe is fair to manage their individual advisory accounts (or “Pay What Is Fair”), and only clients of the previous investment adviser were permitted to invest in the Fund. Shareholders in the Fund are no longer required to be clients of the Fund’s investment adviser.
Expense Limitation Agreement. The Adviser has entered into an expense limitation agreement (“Agreement”) with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s Total Annual Fund Operating Expenses to 1.35% (“Maximum Operating Expense Limit”).  The Adviser will do this by reimbursing the Fund for certain direct expenses and fees, such as transfer agency, custodial, auditing and legal fees.  The Fund also incurs certain indirect expenses, and expenses paid by the Fund when it invests as a shareholder in underlying investment companies. The Adviser has not agreed to waive or reimburse brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expense, such as litigation and indemnification expenses. Because the Adviser is not obligated under the Agreement to pay these expenses, the Fund’s total annual fund operating expenses may actually exceed the Maximum Operating Expense Limit. The Agreement is in effect through January 31, 202 6 , unless earlier terminated by a majority of the Board of Trustees (the “Board” or the “Trustees”) who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, or a majority vote of the outstanding voting securities of the Trust. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement. Prior to October 10, 2024 , the Maximum Operating Expense Limit was 0. 95%.
Investment Sub-Adviser
UBS Asset Management (Americas) LLC
UBS Asset Management (Americas) LLC (“UBS AM”), located at 787 Seventh Avenue, New York, NY 10019, serves as the sub-adviser to the Aspiration Redwood Fund. Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. UBS AM is a Delaware corporation and an investment adviser registered with the SEC. UBS AM is an indirect asset management subsidiary of UBS Group AG (“UBS”). As of September 30, 202 4 , UBS AM had approximately [ $338 billion ] in assets under management. UBS AM is a member of the UBS Asset Management Division, which had approximately [ $1,157 billion ] in assets under management worldwide as of September 30, 202 4 . UBS is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services group of industries. As Sub-Adviser to the Aspiration Redwood Fund, UBS AM is responsible for the day-to-day management of the Fund.
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Pursuant to a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser will pay the Sub-Adviser a sub-advisory fee, quarterly in arrears, at an annual rate based on the average daily nets asset of the Fund of 0.17% on the first $175 million of net assets, and 0.15% on net assets over $175 million.  Under the previous sub-investment advisory agreement, the Sub-Adviser was entitled to 50% of the advisory fees received by the previous investment adviser in respect of the Fund on the first $250 million, 30% of the advisory fees received by the previous investment adviser on the next $750 million, and 20% of the advisory fees received by the previous investment adviser on the amounts thereafter.
Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the fiscal period ended March 31, 202 4 .
Portfolio Management. The following individuals are employed by the Sub-Adviser and are primarily responsible for the day-to-day management of the Fund’s portfolio.
Joseph Elegante, CFA. Joseph Elegante has served as a Managing Director at UBS Asset Management since 2015. Mr. Elegante also serves as the lead portfolio manager for US equities, co-portfolio manager for Global Equities and senior portfolio manager on a range of Global Sustainable equity strategies within the Global Equity team at UBS Asset Management, Mr. Elegante has over 30 years of portfolio management experience, including managing both institutional and private client portfolios. Mr. Elegante has been a portfolio manager for the Fund since August 2020.
Adam Jokich, CFA. Adam Jokich has served as a portfolio manager within the Global Equity team at UBS Asset Management since June 2019 and deputy portfolio manager on US Equity strategies at UBS Asset Management since August 2020. Previously, Mr. Jokich was a quantitative analyst within the Global Equity team at UBS Asset Management. He has been with UBS Asset Management since 2012. Mr. Jokich has been a portfolio manager of the Fund since August 2020.
The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.
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Service Providers
Administrator.  The Nottingham Company (“Administrator”) serves as the administrator for the Fund.
Transfer Agent.  Nottingham Shareholder Services, LLC (“Transfer Agent”), serves as dividend disbursing and transfer agent for the Fund.
Distributor.  Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.
Custodian.  UMB Bank, N.A. (“Custodian”) serves as custodian of the Fund’s assets.

Your Account

Pricing Your Shares
When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s NAV next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time (“ET”). The Fund’s shares will not be priced on the days that the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the Statement of Additional Information.
Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund. Only purchase orders received in good order by the Fund before 4:00 p.m. ET will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
To the extent that a document must be completed, signed, and delivered, a purchase or redemption request is considered to be “in good order” only if it is returned to the following address:
Regular Mail	Express Mail
Nottingham Shareholder Services, LLC P.O. Box 4365 Rocky Mount, NC 27802-0069	Nottingham Shareholder Services, LLC 116 S. Franklin Street Rocky Mount, NC 27804
Documents sent to any other address, including the business address of the Fund or Adviser, will not be considered to be “in good order.”
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Good Order. A purchase or redemption request is considered to be “in good order” when all necessary information is provided, and all required documents are properly completed, signed, and delivered.  Requests must include the following:
•	The account number (if issued) and Fund name;
•	The amount of the transaction, in dollar amount or number of shares;
•	For redemptions (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;
•	Required signature guarantees, if applicable; and
•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call (800) 683-8529 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing Fund Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations.  Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.  The Fund generally uses pricing services to determine the market value of securities.
The Board has designated the Adviser to serve as the “Valuation Designee” to perform fair value determinations subject to the Board’s oversight. If market quotations for a security are not available or market quotations or a price provided by a pricing service does not reflect fair value, or the validity of the price is otherwise questionable or unreliable, the Valuation Designee, acting through its Pricing Committee, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Valuation Designee may need to price the security using the Fund’s fair value pricing guidelines. The circumstances under which an underlying fund will use fair value pricing and the methods used are disclosed in the offering documents for the underlying fund, which may include the underlying fund’s prospectus and statement of additional information.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
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How to Purchase Shares
Purchasing Shares
Shares may be purchased only through the Fund’s website, www.aspiration.com.  The minimum initial investment in the Fund is $10 and the minimum subsequent investment is $1. Purchase orders received by the Fund in good order and accompanied by ACH transaction in the full amount of the purchase price before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective at that day’s share price.  Purchase orders received by the Fund after the close of regular trading on the NYSE are processed at the share price determined on the following business day.  You may invest any amount you choose, as often as you wish, subject to the minimum initial and subsequent investments described above.  The Fund reserves the right to waive these minimums.
There is an annual maintenance fee of $15 charged for all IRA accounts.
Online Investor Requirements
The Fund is designed for online investors and requires its shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations, and account statements.
When you become a shareholder of the Fund, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes.
If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund will send communications to you by regular mail.
Customer Identification Program: Important Information about Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you.  We also may ask to see your driver’s license or other identifying documents.
If your purchase order is not received in good order, there may be a delay in processing your investment request and your assets may be uninvested pending receipt of the required information.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
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Other Purchase Information
Before investing in the Fund, you should carefully review the Fund’s prospectus together with any materials the Adviser provides you, including any materials that discuss fees associated with the Adviser’s services (such as the Adviser’s firm brochure).  For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com, available 24 hours a day. Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person.  If your ACH does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund.  You also may be prohibited or restricted from making future purchases in the Fund.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day on which the NYSE is open for trading, subject to certain restrictions described below.  Redemption requests received by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective that day. Redemption requests received by the Fund after the close of regular trading on the NYSE are processed at the NAV determined on the following business day. Shares of the Fund may only be redeemed through www.aspiration.com.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell.  You may receive proceeds from the sale by direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.”  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received.  In the event that a direct deposit is impossible or impractical, the redemption check will be sent by mail to the address of record on the designated account.
The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor and each investor, by purchasing shares, agrees to any such redemption.
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Medallion Signature Guarantee - Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program (STAMP).  SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED.  The Transfer Agent has adopted standards for accepting signature guarantees. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.
If the shares to be redeemed have a value of more than $50,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed.  Transfer of ownership of Fund shares to the Aspiration Foundation of less than $50,000 may be made without the need for a signature guarantee.  If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.  Call (800) 683-8529 for information on Medallion Signature Guarantee requirements.
Additional Information About Redemptions – The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within five (5) business days.  However, when shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.  The Fund may suspend redemptions or postpone payment of redemption proceeds, if permitted by the Investment Company Act of 1940, as amended; (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
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Generally, all redemptions will be for cash. Under normal market conditions, the Fund expects to meet redemption orders by using holdings of cash/cash equivalents or by the sale of portfolio investments. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the net assets of the Fund during any 90-day period, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.
You may be subject to market risk and you may incur transaction expenses and taxable gains in converting the securities to cash. In addition, a redemption in liquid portfolio securities would be treated as a taxable event for you and may result in the recognition of gain or loss for federal income tax purposes.
Minimum Account Balance
Maintaining small accounts is costly for the Fund and may have a negative effect on the Fund’s investment performance. Shareholders are encouraged to keep their accounts above the Fund’s minimum. The Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $10. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. The above involuntary redemption constitutes a sale of the Fund’s shares. You should consult your tax adviser concerning the tax consequences of involuntary redemptions.
Distribution of Shares
The Fund has adopted a plan pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended, that allows the Fund to pay for distribution and support services. Although the Fund is allowed to pay annual 12b-1 expenses of 0.25% under the plan, the Board of Trustees has only authorized the Fund to pay the amount charged by the Distributor and related offerings costs.  Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Market Timing Policy
“Market Timing” refers to the practice of rapidly buying and selling shares of a mutual fund in order to take advantage of small short-term market fluctuations in the price of the shares of companies in which the Fund invests to the detriment of long-term fund investors.  The Fund is designed to be a long-term investment and excessive trading by one or a few investors will impose costs on the Fund and, indirectly, on other investors.  Therefore, the Board of Trustees has developed policies and procedures under which the Fund will monitor periodically excessive short-termed trading.  If the Fund believes, in its sole discretion, that an investor is engaged in such trading, the Fund may, without prior notice, reject further purchase orders from that investor and disclaim responsibility for any consequent losses.  Alternatively, the Fund may limit the amount, number, or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions.
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Dividends and Distributions

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.  The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.  If cash payment is requested, a direct deposit normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically, and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment.  In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.
Taxes
Distributions
The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares.  This discussion is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will generally not be subject to corporate level federal income taxes on any of its net investment income and any net realized capital gains that it distributes.
Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.
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The Fund will transmit to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain dividends of net investment income paid to a non-corporate US shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income.  Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.
If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share.  Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.  This is commonly known as “buying a dividend.”
Selling Shares
Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax.  For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates.  Short-term capital gains are taxed at ordinary income tax rates.  You or your tax adviser should track your purchases, tax basis, sales, and any resulting gain or loss.  If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
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The Fund must report cost basis information to the Internal Revenue Service (IRS) on Form 1099-B for any sale of Fund shares (“Covered Shares”). “High Cost First Out” (HIFO) has been selected as the Fund’s default cost basis calculation method. HIFO is a standing order to sell the most expensive shares in the account first. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of HIFO is more appropriate, the shareholder must contact the Fund at the time of or in advance of the redemption of Covered Shares. IRS regulations do not permit the change of a cost basis election on previously executed trades.
Backup Withholding
By law, you may be subject to backup withholding (currently at a rate of 24%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (i) this number is correct, (ii) you are not subject to backup withholding, and (iii) you are a US person (including a US resident alien).  You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds.  You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided.  In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes.  In general, these plans or accounts are governed by complex tax rules.  You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Medicare Tax
An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming or exchanging your shares.
Non-U.S. Shareholders
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

29

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the last five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions. The financial data in the table below have been derived from audited financial statements of the Fund included in the Fund’s reports on Form N-CSR . The information for the fiscal years ended September 30, 2022, through September 30, 202 4 , has been audited by Tait, Weller & Baker LLP, as the independent registered public accounting firm. The information for the fiscal years ended September 30, 20 20   and September 30, 2021, was audited by other independent registered public accounting firms. This information should be read in conjunction with the Fund’s latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Fund’s report on Form
N-CSR , copies of which may also be obtained at no charge by calling the Fund at 1-800-683-8529.
30

ADDITIONAL INFORMATION

Aspiration Redwood Fund

Investment Adviser Mission Investment Advisors LLC One Embarcadero Center, Suite 800 San Francisco, CA 94111
To Learn More

Several additional sources of information are available to you.  The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders and in Form N-CSR .  The annual report contains management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Call the Fund at (800) 683-8529 between the hours of 8:30 a.m. and 5:30 p.m. Eastern time on days the Fund is open for business to request free copies of the SAI , the Fund’s annual and semi-annual reports, and the Fund’s financial statements, to request other information about the Fund and to make shareholder inquiries. The Fund also makes available the SAI, its annual and semi-annual reports and other information such as the Fund’s financial statements free of charge on its website:  https://funds.aspiration.com/redwood/ .

You may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-22922

Sub-Adviser UBS Asset Management (Americas) LLC 787 Seventh Avenue New York, NY 10019,
Custodian UMB Bank, N.A. 928 Grand Blvd., 5th Floor Kansas City, MO 64106
Independent Registered Public Accounting Firm Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102-2529
Fund Counsel Dechert LLP 45 Fremont St., 26th Floor San Francisco, CA 94105 Counsel for Independent Trustees Baker & McKenzie LLP 815 Connecticut Avenue, N.W. Washington, DC 20006-4078
Distributor Capital Investment Group, Inc. 100 E. Six Forks Road, Suite 200 Raleigh, NC 27609
For Additional Information, call (800) 683-8529

STATEMENT OF ADDITIONAL INFORMATION

Aspiration Redwood Fund
Ticker Symbol: REDWX

February 1, 202 5

A series of

Aspiration Funds
1100 Sansome Street
San Francisco, CA 94111
Telephone: (800) 683-8529
This Statement of Additional Information (“SAI”) is not a prospectus.  This SAI is intended to provide additional information regarding the activities and operations of the Aspiration Redwood Fund (the “Fund”).  This SAI should be read in conjunction with the prospectus dated, February 1, 202 5 , and as amended or supplemented from time to time.  The Fund’s financial statements and accompanying notes that appear in the Fund’s annual and semi-annual reports are incorporated by reference into this SAI. Copies of the Prospectus, annual report, and/or semi-annual report can be obtained at no charge by calling (800)-683-8529 (toll free) or by visiting www.aspiration.com.  The Prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS
Page
DESCRIPTION OF THE TRUST AND THE FUND	2
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS	2
SHARES OF THE FUND	9
MANAGEMENT OF THE TRUST	11
The Board of Trustees	11
CODE OF ETHICS	14
DISTRIBUTION	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	15
INVESTMENT ADVISORY AND OTHER SERVICES	15
The Investment Adviser	15
The Investment Sub-Adviser	16
Fund Services	18
Independent Registered Public Accounting Firm	19
BROKERAGE ALLOCATION AND OTHER PRACTICES	19
DETERMINATION OF SHARE PRICE	20
REDEMPTION IN-KIND	20
TAX CONSEQUENCES	20
PROXY VOTING POLICIES AND PROCEDURES	25
PORTFOLIO HOLDINGS DISCLOSURE POLICY	25
ABANDONED ACCOUNT POLICY	26
PRIVACY NOTICE	28
FINANCIAL STATEMENTS	29
APPENDIX A – PROXY VOTING POLICIES	30

DESCRIPTION OF THE TRUST AND THE FUND

Aspiration Funds (the “Trust”) is an open-end management investment company established as a Delaware statutory trust by an Agreement and Declaration of Trust dated October 16, 2013 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (“Trustees,” “Board of Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  This Statement of Additional Information (“SAI”) relates to the Aspiration Redwood Fund (the “Fund”), a series of the Trust. As of October 10, 2024, the investment adviser to the Fund is Mission Investment Advisors LLC (the “Adviser”). Prior to October 10, 2024, the Fund’s investment advisor was Aspiration Fund Adviser, LLC. The Fund is sub-advised by UBS Asset Management (Americas) LLC (the “Sub-Adviser”). The Prospectus describes the Fund’s investment objectives and principal investment strategies, as well as the principal investment risks of the Fund.
The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.
Any Trustee of the Trust may be removed at any meeting of the shareholders by a vote of at least two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.
For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this SAI.
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks
The Fund’s principal investment strategies and risks are discussed in the Prospectus. The Fund may invest in other registered investment companies (“Underlying Funds”). This section contains a more detailed discussion of some of the investments and techniques the Fund, along with the associated risks. Additional non-principal strategies and risks are also discussed here.
General Investment Risks
All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and its risks described in the Prospectus and this SAI.

Equity Securities
Equity securities consist of common stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and MLPs. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of an adviser. As a result, the return of individual securities will fluctuate. The value of individual securities may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits on some individual securities may be realized quickly, it is not expected that most investments will appreciate rapidly.
Fixed Income Securities
Yields on fixed income securities, which include preferred stock (discussed in more detail below), are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the portfolio are paid in full at maturity.
The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.
Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.
The following are some of the risks associated with fixed income debt securities:
Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes, and they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.
Credit Risk. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will affect the market value of the debt securities of that issuer. Moreover, fixed income securities may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.
Legal Risk.  An issuer’s ability to pay on a debt obligation may be adversely affected by the application of law. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.
Prepayment Risk. Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility the Fund. At times, some of the mortgage-backed securities in which the Underlying Funds may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.
REITs
Investing in REITs exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages, in leases, or in some combination of the foregoing. Operating REITs require specialized management skills and the Fund may bear REIT management expenses. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs also must satisfy specific requirements of the Internal Revenue Code in order to qualify for the tax-free pass through of income.
Options
The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.
There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.
A decision as to whether, when, and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.
Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.
Other Derivatives
The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal, and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume. The Adviser, with respect to the Fund, has filed a notice with the National Futures Association to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and therefore, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA and the rules thereunder.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions. The final rule requires registered investment companies to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the investment company qualifies as a “limited derivatives user” exception that is included in the rule. Under the rule, when an investment company trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the investment company’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether an investment company is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding use of securities lending collateral that may limit the funds’ securities lending activities. These requirements may limit the ability of a fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors.

Preferred Stock
Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the adviser may incorrectly analyze the security, resulting in a loss to the Fund.
Rights
Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.
Initial Public Offerings (“IPOs”)
The Fund may purchase shares issued as part of, or a short period after, a company’s IPO, and may dispose of those shares shortly after their acquisition. The purchase of shares issued in IPOs exposes the Fund to the risks associated with organizations that have little operating history as public companies, as well as to the risks associated with the sectors of the market in which the issuer operates. Further, the absence of a prior public market, unseasoned trading, the small number of shares usually available for trading or the possibility of dilution of share value by issuance of additional shares may affect the market value of IPO shares. The market for IPO shares has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time.
Inflation/Deflation Risk
The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.
Political, Social, and Economic Uncertainty Risk.
Social, political, economic, and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments, and other systems, including the financial markets, to which the Fund, and the issuers in which it invests, are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region, or financial market will, more frequently, adversely impact issuers in other countries, regions, or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the, activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
  A widespread health crisis, such as an infectious disease outbreak, epidemic or pandemic, could cause substantial market volatility, securities exchange suspensions, restrictions or closures, and other deleterious effects, any of which could disrupt fund operations and adversely affect fund performance. For example, the COVID-19 pandemic resulted in, among other consequences, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, disruptions and delays in healthcare services, quarantines and “shelter at home” orders, restrictions on gatherings of people, event and service cancellations, business closures, disruptions to supply chains and customer activity, lower consumer demand, as well as general heightened uncertainty, that negatively impacted the global economic environment. Future health crises could adversely affect the economies, the financial performance of individual issuers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
War, terrorism , and related responses and events could cause substantial market volatility, disrupt fund operations and adversely affect fund performance. For example, Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, increased and may further increase in the future volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. Additionally, armed conflict between Israel and Hamas and other militant groups in the Middle East and related events could cause significant market disruptions and volatility. These events and other similar events could negatively affect the value and liquidity of the Fund’s investments.
Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact the Fund’s investments, it is clear that these types of events will impact the Fund and the issuers in which it invests. The issuers in which the Fund invests could be significantly impacted by emerging events and uncertainty of this type and the Fund will be negatively impacted if the value of its portfolio holdings decrease as a result of such events and the uncertainty they cause. There can be no assurance that emerging events will not cause the Fund to suffer a loss of any or all of its investments or interest thereon. The Fund will also be negatively affected if the operations and effectiveness of the Adviser, its affiliates, the issuers in which the Fund invests or its key service providers are compromised or if necessary or beneficial systems and processes are disrupted.
Temporary Defensive Position
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.
Investment Restrictions
Fundamental Investment Limitations. The investment limitations described below have been adopted by the Board with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding voting securities of the Fund means the lesser of: (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Other investment practices, which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.
2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of its assets in real estate (including real estate investment trusts).
5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of its assets in commodities.
6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing or holding non-publicly offered debt instruments in accordance with its investment objectives and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.
With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.
Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.
2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.
3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.
4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.
Shares of the Fund

The Fund offers one class of shares. See “Fees and Expenses” in the Fund’s “Summary” in the Prospectus.
The Fund has adopted a distribution and service plan allowed under Rule 12b-1 under the 1940 Act (“Shareholder Services Plan”) that authorizes the Fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.  Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding 25 basis points (0.25%) of the Fund’s average daily net assets in return for providing a broad range of shareholder services. Although the Shareholder Services Plan allows the Fund to pay 0.25% of the Fund’s average daily net assets, the Board of Trustees has only authorized the Fund to pay the amount charged by the Distributor (as defined below) and related offering costs.
For the last three fiscal years, the Fund paid the following amounts under the Plan:
Fiscal Year Ended September 30,	Aspiration Redwood Fund
2024
2023	$0*
2022	$6,023*

*Although the Fund is allowed to pay annual 12b-1 expenses of 0.25% under the Shareholder Services Plan, the Board of Trustees changed the authorized amount that the Fund may pay to the amount charged by the Distributor and related offerings costs, which resulted in a reduction in the amount paid under the Plan.
The following chart describes the dollar amount and the manner in which amounts accrued by the Fund under the Plan were spent during the past fiscal year.
Aspiration Redwood Fund
Advertising	$0
Printing and Mailing of Prospectuses to Other than Current Shareholders	$0
Compensation to Underwriters	$0
Compensation to Broker-Dealers	$0
Compensation to Sales Personnel	$0
Interest, Carrying, or Other Financing Charges	$0
Other	$0
Online Investor Requirements
The Fund is designed for online investors and requires its shareholders to consent to receive all Fund shareholder information electronically. Shareholder information includes, but is not limited to, prospectuses, shareholder reports, confirmations, Form 1099 tax statements, proxy solicitations and account statements.   Electronic delivery helps the Fund reduce its operating expenses and increase returns to investors.

When you become a Fund shareholder, you certify that you have access to the Internet and a current email account, you acknowledge that you have the sole responsibility for providing a correct and operational email address, and you agree to notify the Fund immediately if your email address changes. If you revoke your consent to receive shareholder information electronically, fail to maintain an email account or fail to notify the Fund immediately if your email address changes, the Fund will send communications to you by regular mail.
How to Purchase Shares
For information about opening an account and purchasing shares of the Fund, please visit www.aspiration.com, available 24 hours a day. Please note that your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below.  Redemption requests received by the Fund before the close of regular trading on the NYSE (normally 4:00 p.m. ET) will be effective that day.  Redemption requests received by the Fund after the close of regular trading on the NYSE are processed at the NAV determined on the following business day.  Shares of the Fund may only be redeemed through www.aspiration.com.
Additional Purchase and Redemption Information
Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV. Generally, all redemptions will be for cash. However, if you redeem shares worth more than the lesser of $250,000 or 1% of the value of the nest assets of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.
The Fund may suspend the right of redemptions or postpone payment of redemption proceeds, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

MANAGEMENT OF THE TRUST

The Board of Trustees
The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. The Board met seven (7) times during the fiscal year ended September 30, 202 4 .
Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Coby A. King (1960) 116 South Franklin Street Rocky Mount, NC 27804	Independent Trustee	Since 01/2016	President and Chief Executive Officer of High Point Strategies, LLC (Public Affairs Consulting) since 2013.	1	Treasurer of the Board, Valley Industry & Commerce Association (VICA).

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David L. Kingsdale (1963) 116 South Franklin Street Rocky Mount, NC 27804	Chairman and Independent Trustee	Chair since 11/2023; Trustee Since 10/2014	Chief Executive Officer of Millennium Dance Media, LLC since 2010; Owner of DLK, Inc. (media consulting agency) since 2005; Principal of King’s Ransom, LLC (mergers and acquisitions) 06/2021-present; Head of Acquisitions, Acceleration LLC, 05/2018-05/2021.	1	The Giving Back Fund (nonprofit sector); Prime Access Capital (financial services).
Interested Trustee*
Samantha Lovell (1983) 116 South Franklin Street Rocky Mount, NC 27804	Interested Trustee	Since 11/202 4	Senior Director and Financial Planning Analysis, Aspiration Fund Adviser, LLC (July 2022 – present). Previously, Director and Financial Planning Analysis, Aspiration Fund Adviser, LLC (February 2022 – July 2022); Senior Finance Business Partner, BT Americas Inc (July 2017 – February 2022).	1	None
*Basis of Interestedness. Ms. Lovell is an Interested Trustee because she is an officer of Mission Investment Advisors LLC, the investment adviser to the Fund.

Name and Date of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Officers
Tim Newell (1960) 116 South Franklin Street Rocky Mount, NC 27804	President and Principal Executive Officer	Since 09/2023

Chief Executive Officer, Mission Financial Partners, LLC (January 2024 – present); Chief Executive Officer, Aspiration Fund Adviser, LLC (October 2023 – present). Previously, Chief Operating Officer, Aspiration Fund Adviser, LLC (November 2022 – December 2023); Chief Innovation Officer, Aspiration Partners, Inc. (June 2022 – October 2022); President, QuoVadis Technologies (April 2019 – April 2022); Director, Financial Products, Tesla (February 2017 – April 2019).

Samantha Lovell (1983) 116 South Franklin Street Rocky Mount, NC 27804	Treasurer and Principal Accounting Officer	Since 09/2023

Senior Director and Financial Planning Analysis, Aspiration Fund Adviser, LLC (July 2022 – present). Previously, Director and Financial Planning Analysis, Aspiration Fund Adviser, LLC (February 2022 – July 2022); Senior Finance Business Partner, BT Americas Inc (July 2017 – February 2022).

Matthew Bergin (1970) 116 South Franklin Street Rocky Mount, NC 27804	Principal Financial Officer*	Since 09/2023

Chief Operating Officer, Mission Financial Partners (January 2023 – present); Chief Executive Officer and Principal Operations Officer, Aspiration Financial, LLC (March 2021 – present). Previously, President and Chief Executive Officer, Ustocktrade Securities, Inc. (December 2016 – July 2020).

Kevin Hourihan [ ] 116 South Franklin Street Rocky Mount, NC 27804	Chief Compliance Officer	Since 11/2024

Senior Principal Consultant, ACA Global, LLC (September 2022 – Present); Chief Compliance Officer, Ashmore Funds (September 2017 – September 2022), Chief Compliance Officer, Ashmore Equities Investment Management (October 2015 – October 2019).

Tracie A. Coop (1976) 116 South Franklin Street Rocky Mount, NC 27804	Secretary	Since 12/2019	General Counsel, The Nottingham Company since 2019; Vice President and Managing Counsel, State Street Bank and Trust Company from 2015 to 2019.
*Mr. Bergin previously served as Treasurer and Principal Accounting Officer to the Trust from 12/2022 – 09/2023.

The table below sets forth, as of December 31, 202 4 , the dollar range of equity securities beneficially owned by each Trustee in the Fund, and the aggregate dollar range of equity securities in the Fund complex.
A = None; B = $1-$10,000; C= $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Independent Trustees
Coby King
David Kingsdale
Interested Trustees
Samantha Lovell

Trustee Compensation
Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund. Each Independent Trustee receives $40,000 per year, plus $10,000 that is donated to a charity for environmental causes in the Independent Trustee’s name. The Chairman of the Board also receives an additional $5,250 per year. The Trust has no retirement or pension plans. During the fiscal year ended September 30, 202 4 , the Trustees received the amounts set forth in the following table for services to the Fund and the Fund Complex.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
Independent Trustees
Charles Daggs*	$ 16,394.21	$ 16,394.21
Coby King	$50,000	$50,000
David Kingsdale	$ 54,522.41	$ 54,522.41
Interested Trustees
Samantha Lovell	$0	$0
*Mr. Daggs resigned as an Independent Trustee effective November 21, 2023.

Leadership Structure and Board of Trustees
The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust.  There are three Trustees, two of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Adviser or the Fund’s Sub-Adviser (“Independent Trustees”) in accordance with the 1940 Act and the rules adopted by the SEC. The Chairman of the Board of Trustees is David Kingsdale, who is an Independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the Investment Adviser and Sub-Adviser providing management services to the Fund, as well as quarterly reports from the Trust’s Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to the Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations.
The Board reviews its structure and the structure of its committees annually. The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the Independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, CCO and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least one regularly scheduled meeting each fiscal year. The Audit Committee met three (3) times during the fiscal year ended September 30, 202 4 .
The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees and reviews committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation. The Committee holds at least one regularly scheduled meeting each fiscal year. All of the Independent Trustees are members of the Committee. The Nominating and Governance Committee met two (2) time s during the fiscal year ended September 30, 202 4 .
Board Oversight of Risk
The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser, the Sub-Adviser or other service providers, subject to supervision by the Adviser. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.
Trustee Attributes
The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Coby King has more than 30 years of experience in law, public affairs, public relations, politics, and strategic communications.  His clients include manufacturers, municipalities, and not-for-profit organizations.  He serves and has served on numerous government and non-profit boards as diverse as business advocacy organizations and the Sierra Club.  Coby brings a strong knowledge of marketing, government, and long-term strategy to Aspiration.
David Kingsdale has more than 25 years of experience as an entrepreneur and investor.  He has built numerous successful companies and worked in the hedge fund industry.  Mr. Kingsdale has been an active board member of both for-profit and non-profit enterprises.  He combines a large-scale vision with a strong strategic understanding of managing growing enterprises.
Samantha Lovell [insert biography].
CODE OF ETHICS

The Trust, the Adviser, the Sub-Adviser, and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of each Code from the SEC’s EDGAR website, available at http://www.sec.gov, or by calling the Fund at (800) 683-8529.
DISTRIBUTION

Financial Intermediaries
The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Capital Investment Group, Inc. (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency, and/or omnibus accounting at its own expense and out of its legitimate profits.
Payment of Additional Cash Compensation
On occasion, the Adviser may make payments out of its resources and profits to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.  Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services. Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.
In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser and Distributor also reserve the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and its shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. The Adviser, the Distributor, and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons
Shareholders owning more than 25% of the shares of a Fund are considered to “control” that Fund as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the Investment Advisory Agreement with the Adviser.
Management and Beneficial Ownership
As of December 31, 202 4 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the outstanding shares of the Fund. As of December 31, 202 4 , to the Trust’s knowledge, no shareholders owned of record or beneficially 5% or more of the outstanding shares of the Fund. To the extent that any listed shareholder beneficially owns more than 25% of the fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act and may be able to affect the outcome of certain matters presented for a vote of shareholders.
INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser
Mission Investment Advisors LLC serves as the investment adviser to the Fund. The Adviser’s principal place of business is 1100 Sansome Street, San Francisco, CA 94111 .  The Adviser was formed for the purpose of advising the Fund, and as of December 31 , 202 4 , had approximately $ [ 133 million ] in assets under management. Under the terms of the Trust’s investment advisory agreement with the Adviser (“Investment Advisory Agreement”), the Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.
The Adviser is entitled under the Advisory Agreement to receive an advisory fee, quarterly in arrears, from the Fund at an annual rate of 0.50% of the Fund’s average daily net assets. Under the previous advisory agreement, the previous investment adviser was entitled to an annual advisory fee of 0.00% of the Fund’s average daily net assets. The previous investment adviser did not impose a set fee to manage individual advisory accounts with respect to the Fund. Instead, advisory clients were permitted to pay the previous investment adviser a fee in the amount they believe is fair to manage their individual advisory accounts (or “Pay What Is Fair”), ranging from 0% to 2% and only clients of the previous investment adviser were permitted to invest in the Fund. Shareholders in the Fund are no longer required to be clients of the Fund’s investment adviser.
The Adviser ensures compliance with the Fund’s investment policies and guidelines but has delegated day-to-day investment decisions for the Fund to the Sub-Adviser.
Expense Limitation Agreement.  In the interest of limiting expenses of the Fund, the Adviser has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than brokerage fees and commission, acquired funds fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, borrowing costs, taxes, or extraordinary expenses, such as litigation and indemnification expenses) are limited to 1.35 % of the average daily net assets of the Fund for the period ending January 31, 202 6 .  The Expense Limitation Agreement can only be terminated prior to that date by a majority of the Fund’s Board of Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, or a majority vote of the outstanding voting securities of the Trust. It is expected that the Expense Limitation will automatically renew upon the effective date of the Fund’s annual update to its registration statement. Any fees or expenses waived or reimbursed by the Adviser are subject to repayment by the Fund within three years following the date on which the waiver or reimbursement occurred if the Fund is able to make the repayment without exceeding its current Maximum Operating Expense Limit or the Maximum Operating Expense Limit in place at the time of the waiver and/or reimbursement. Prior to October 10, 2024, the Maximum Operating Expense Limit was 0.95%. Prior to April 1, 2023, the Maximum Operating Expense Limit was 0.50%.

The Investment Sub-Adviser
The Adviser has engaged UBS Asset Management (Americas) LLC to serve as Sub-Adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser.  The Sub-Adviser’s principal place of business is One North Wacker Drive, Chicago, IL 60606.  Subject to the authority of the Board of Trustees and oversight by the Adviser, the Sub-Adviser is responsible for management of the Fund’s investment portfolio according to the Fund’s investment objective, policies and restrictions. The Sub-Adviser is entitled to receive an annual sub-advisory fee, paid by the Adviser – not the Fund – for advisory services provided to the Fund, according to a formula.   In addition, the Sub-Adviser donates a portion of its fees to charity. The Sub-Adviser donates 10% of its fees after receiving its fee from the Adviser.
The Fund does not pay a fee to the Sub-Adviser. The following chart shows the aggregate fees paid to the Sub-Adviser by the Adviser over the past three fiscal years.
	Total Compensation Received	Percentage of Fund’s Average Daily Net Assets
September 30, 2024
September 30, 2023	$199,971	0.15%
September 30, 2022	$292,107	0.23%

Portfolio Manager Holdings
The table below shows the amount of the Fund’s equity securities beneficially owned by the portfolio managers as of September 30, 202 4 , and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph Elegante	A
Adam Jokich	A

Other Portfolio Manager Information
The portfolio managers also are responsible for managing other account portfolios in addition to the Fund.  A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio. In some cases, another account managed by the same portfolio manager may compensate the Sub-Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser or Sub-Adviser to favor higher fee-paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities.  Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser or Sub-Adviser.

The Sub-Adviser does manage other accounts and investment vehicles. However, the Sub-Adviser has adopted policies and procedures that seek to mitigate conflicts and to ensure that all clients are treated fairly and equally. Investment decisions for the Fund are made by the Sub-Adviser with a view to achieving its investment objective.  Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Investment decisions are a product of many factors. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Client trades are typically aggregated under its trading procedures for similar types of accounts – i.e. those with full discretion, directed brokerage clients, directed investment policy and/or restrictions, and funds with daily cash flow differences (usually mutual funds with daily inflows or outflows such as the Fund). These similar accounts will participate in bunched trades with the price averaged among the accounts. A particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.
The following tables indicate the number of accounts and asset under management (in millions) for each type of account for the portfolio manager as of September 30, 202 4 .
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Joseph Elegante	3	$404.04M	15	$8,017.32M	6,6690	$11,872.79M
Adam Jokich	3	$404.04M	17	$9,001.04M	6,691	$12,924.14M
Accounts with Performance-Based Advisory Fee
Joseph Elegante	0	$0	0	$0	0	$0
Adam Jokich	0	$0	0	$0	0	$0

Portfolio Manager Compensation
The Sub-Adviser compensates the portfolio managers for their management of the Fund. The portfolio managers’ compensation consists of a fixed salary and a discretionary annual bonus.  The annual bonus is not based on the investment performance of the Fund’s portfolio. Instead, the annual bonus is based on an overall review and assessment of the portfolio managers’ job performance.
Fund Services
Administrator and Accounting Services
The Nottingham Company, 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069 serves as the administrator and Fund accounting agent (Administrator) for the Fund.
Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, serves as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent and Administrator are paid by the Fund.

The following chart shows the total dollar amounts that the Fund paid to the Administrator for the last three fiscal years:
Fund	2024	2023	2022
Aspiration Redwood Fund		$134,183	$138,237
Compliance Services Administrator
The Trust has entered into a compliance services arrangement with ACA Group, located at 140 E. 45th Street, 29th Floor, 2 Grand Central Tower, New York, New York 10017. The compliance services agreement was assigned by Cipperman Compliance Services, LLC to Foreside Compliance Services and then to ACA Group as a result of acquisitions of those firms. The Trust’s Chief Compliance Officer will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.
Distributor
Capital Investment Group, Inc., located at 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609 (the “Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.
Under the Distribution Agreement, the Distributor is paid $15,000 per annum for its services.
Custodian
UMB Bank, N.A. (“Custodian”) serves as the Fund’s custodian.  The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties.
Securities Lending
            The Fund did not engage in securities lending during the fiscal year ended September 30, 202 4 .
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, located at Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102-2529, serves as the independent registered public accounting firm for the Fund.  Tait, Weller & Baker LLP will perform an annual audit of the Fund’s financial statements and provides financial, tax and other attest services as requested.
BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board, the Sub-Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Sub-Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Sub-Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Sub-Adviser. In selecting broker-dealers to use for such transactions, the Sub-Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services and ability to accommodate special transaction needs. The Sub-Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Sub-Adviser takes into account for the purpose of providing the Fund with “best execution.” In selecting qualified broker-dealers to execute brokerage transactions, the Sub-Adviser may consider broker-dealers who provide or procure for the Sub-Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Sub-Adviser’s clients and accounts under the management of the Sub-Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Sub-Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full-service brokers.
The following shows the aggregate amount of brokerage commissions paid by the Fund during its three most recent fiscal years, as applicable.
Fund	2024	2023	2022
Aspiration Redwood Fund		$29,497	$19,052

The [increase/decrease] in brokerage commission from the fiscal year 2023 to fiscal year 2024 was primarily due to [             ]. The increase in brokerage commissions from fiscal year 2022 to fiscal year 2023 was primarily due to an increase in Fund portfolio transactions in fiscal year 2023.
DETERMINATION OF SHARE PRICE

The price of the shares is based on the Fund’s net asset value per share (“NAV”).  The NAV is determined at the close of regular trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”) on each day that the NYSE is open for trading. The Fund’s Shares will not be priced on the days that the NYSE is closed for trading. The NYSE typically observes the following holidays: New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although it is expected that the same holidays will be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time. For a description of the methods used to determine the NAV, see “Calculating the Fund’s NAV” in the Prospectus.
Shares of open-end investment companies (i.e., mutual funds) are valued at their respective NAV.
Equity securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service selected by the Adviser. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last available quotation.
Fixed income securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the selected by the Adviser, which are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Debt obligations with remaining maturities of sixty days or less are valued at their amortized cost.
The Board of Trustees, including the majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in the 1940 Act, has designated the Adviser to serve as the “Valuation Designee” under Rule 2a-5 to perform fair value determinations subject to the Board’s oversight. The Valuation Designee has designated certain individuals at the Adviser (the “Pricing Committee”) to carry out the Adviser’s responsibilities as Valuation Designee to the Trust. When (i) market quotations are not readily available, or (ii) the validity of the price is otherwise questionable or unreliable, securities are valued as determined in good faith by the Valuation Designee, acting through its Pricing Committee, pursuant to policies and procedures approved by the Board of Trustees. The circumstances under which an Underlying Fund will use fair value pricing and the methods used are disclosed in the offering documents for the Underlying Fund, which may include the Underlying Fund’s prospectus and SAI.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.
The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carry-forward of the Fund. The Fund is generally permitted to carry forward a net capital loss in the taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation. As of September 30, 202 4 , the Fund did not ha ve a capital loss carry forward.
To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.
If the Fund fails to qualify as a regulated investment company under Subchapter M of the Code in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing an amount at least equal to the sum of 98% of the Fund’s ordinary income for the calendar year (taking into account certain deferrals and elections) and 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.
The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.
Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly reports the distribution as qualified dividend income, and the Fund and the non-corporate shareholder that receives the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.
Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.
The Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

The Fund will not be able to offset gains realized by one Underlying Fund against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund could also result in a gain and/or income to the Fund. The Fund’s investment in Underlying Funds could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders.
Individuals (and certain other non-corporate entities) are generally eligible, through 2025, for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”).  Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the Treasury regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company’s shareholders.
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income. The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. As a result, the Fund may therefore be required to limit its investments in such transactions. It is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund invests in certain REITs or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.
An additional 3.8% Medicare tax generally is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation. Should additional series, or funds, be created by the Trustees, all funds would be treated as a separate tax entity for federal tax purposes.
Dividends the Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax.  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption from withholding tax, and a portion of the Fund’s distributions (e.g., interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for such exemption.
Any capital gain realized by a foreign shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Foreign shareholders who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, foreign shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.
A shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on income dividends paid by the Fund.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds.  A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure.  Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.
The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisors concerning state and local tax matters.
PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. Pursuant to the Sub-Investment Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser delegated proxy voting responsibility to the Sub-Adviser.  The Sub-Adviser has adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policies have been approved by the Board of Trustees. The Proxy Policies are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Sub-Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy. A summary of the Sub-Adviser’s proxy voting policies and procedures is attached as Appendix A.
MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Nottingham Company, 116 South Franklin Street, P.O. Box 69, Rocky Mount, NC 27802, or by calling the Trust at (800) 683-8529. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust at (800) 683-8529 or visiting www.aspiration.com and on the SEC’s website at http://www.sec.gov.
PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund will not disclose (or authorize its Custodian, Administrator, or Distributor to disclose) portfolio holdings information to any person or entity except as follows:
•
To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;
•	To mutual fund rating or statistical agencies or persons performing similar functions;
•	Pursuant to a regulatory request or as otherwise required by law;
•	To persons approved in writing by the CCO; or
•
On the Fund’s website at www.aspiration.com.  A complete listing of the Fund’s Portfolio Securities may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose portfolio holdings quarterly, in its Form N-CSR , as well as in filings with the SEC, in each case no later than 60-days after the end of the applicable fiscal period. Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Sub-Adviser, Administrator, and Custodian and on an as-needed basis to other third-parties providing services to the Fund. The Sub-Adviser, Administrator, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund will disclose portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, typesetting and EDGARizing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.
The Fund, the Adviser, the Sub-Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Sub-Adviser, or any affiliated person of the Fund or the Sub-Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Sub-Adviser, and any affiliated persons of the Sub-Adviser, is prohibited from receiving compensation or other consideration, for itself or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The CCO monitors compliance with these procedures and reviews their effectiveness on an annual basis.
Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Sub-Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holdings and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.
ABANDONED ACCOUNT POLICY

It is important to understand that your Fund accounts may be considered abandoned property under certain circumstances. When you became a Fund shareholder, you certified that you have access to the Internet and a current e-mail account, you acknowledged that you have sole responsibility for providing a correct and operational e-mail address, and you agreed to notify the Fund immediately if your e-mail address changes. If the Fund is not able to contact you through your e-mail address or physical mailing address for an extended period of time, your account may be considered to be abandoned and turned over to the state of your last known residence.
All states have laws governing the disposition of abandoned property.  Escheatment is the process of turning over to a state property that is considered abandoned or unclaimed under state law.  Financial institutions, including mutual funds, are required to report personal property that has been abandoned and then turn that property over to the state.
Your account may be considered abandoned if certain criteria are met, such as e-mail sent to your e-mail address goes unanswered for an extended period of time, mail sent to your physical address is returned undeliverable, or in some circumstances, a lack of account activity for an extended period of time.  Once a fund account has been identified as meeting the requirements for abandoned property, it must be turned over to the state in a process known as escheatment. Generally, abandoned property must be turned over to the state of the shareholder’s last known residence.  It is important to note that once the funds are escheated to the state, it is up to the account owner to work with his/her state’s division of unclaimed property to reclaim those assets.

Before Aspiration turns any assets over to a state, we will make a diligent effort to locate and contact the account owner. Both Aspiration and the Fund’s Transfer Agent will attempt to contact the account owner through outreach letters and phone calls.  If you receive such a letter, please respond either in writing, as directed in the letter, or visit Aspiration’s website and log in to your account. Please note that during this outreach process, you will not be asked to furnish your account information, and that these letters/calls are not attempts to sell you anything.
The best way to ensure that your account is not deemed lost or abandoned is by contacting us once a year.  This can be accomplished through one of several different means:
•	Log into your account at Aspiration.com and view your account holdings. Please note, simply visiting Aspiration.com without logging in will not keep your account active.
•
Call one of Aspiration’s customer service representatives at 1-800-683-8529 on any business day.  Simply tell the customer service representative that you would like to check the balance of your account, and the representative will walk you through this process.

•	Notify us promptly of any change in name, address and e-mail address.
•	Cash all dividend and redemption checks you receive.
•	If you receive a notice from Aspiration or one of our business partners attempting to re-establish contact with you, follow the directions in the letter so we may capture your response.
Once an account meets the state’s abandoned property requirements, a diligent effort will be made to locate the account owner to avoid the escheatment process.  If we are unable to locate the account owner, the state claims the account through the escheatment process, whereby the state becomes the owner of the account assets.  Once the assets have been turned over to the state, it is up to the account owner to contact the relevant state agency to start the process of reclaiming the assets.
If you believe that you have property that was escheated to the state and you want to reclaim the assets, Aspiration recommends visiting the website of the National Association of Unclaimed Property Administrators at http://www.naupa.or/.  The website provides contact information for the unclaimed property divisions of each state, as well as other helpful information.  Please also visit the SEC website for basic information on the escheatment process:  https://www.sec.gov/answers/escheat.htm.

PRIVACY NOTICE
FACTS	WHAT DOES THE ASPIRATION FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets
• Retirement Assets
• Transaction History
• Checking Account Information
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Aspiration Redwood Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Aspiration Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	Yes	Yes
Questions?	Call 1-800-683-8529
Who we are
Who is providing this notice?	Aspiration Funds Capital Investment Group, Inc. The Nottingham Company

What we do
How do the Aspiration Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.  Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Aspiration Funds collect my personal information?
We collect your personal information, for example, when you
•  Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes–information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Aspiration Fund Adviser, LLC, the investment adviser to the Aspiration Redwood Fund could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Aspiration Redwood Fund may share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Aspiration Redwood Fund does not jointly market.

FINANCIAL STATEMENTS

The audited financial statements of the Fund dated September 30, 202 4 , including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document. You may request a copy of the Fund’s annual and semi-annual reports, at no charge by calling the Fund at 1-800-683-8529.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	UBS Asset Management’s Proxy Voting and Disclosure Policy

UBS Asset Management (Americas), LLC (“UBS AM”)
Proxy Voting Policy – Summary
Acting in clients’ best interests through active ownership
Voting rights hold economic value and should be treated accordingly. Where clients of UBS Asset Management have delegated to us the discretion to exercise the voting rights for shares they beneficially own, we have a fiduciary duty to vote such shares in the clients’ best interest and in a manner which achieves the best economic outcome for their investments. This includes where such investment maybe via UBS investment funds managed by UBS-AM.
Voting enables us to voice our opinion to a company on a broad range of topics and is a way of encouraging boards to listen to and address investor concerns. We consider voting to be an important part of our oversight role and integral to both the investment process and our overall stewardship approach.
Wherever possible we seek to vote all shares held consistently across our range of investments, in order to maximize the outcome of the vote.
As long-term shareholders we will generally seek to support current management initiatives. Where we have concerns with a company arising from our stewardship and engagement activities, or in relation to a particular resolution that we believe is not in the interests of our clients, we may choose not to support a particular proposal. This includes resolutions put forward by both company management and outside parties.
In some circumstances we may determine that the voting of a particular proxy would not deliver sufficient benefit to clients, in which case we may abstain or choose not to vote. This can include when there is documentation we are unable to provide, a requirement for a representative to physically attend a meeting in order to vote, or if the process of voting restricts our ability to manage a portfolio during the voting period.
Key Voting Principles
Underlying UBS-AM’s voting principles are two fundamental objectives:
1) To maximize the value of our clients’ investments and
2) As an investment advisor, we have a strong commercial interest that companies in which we invest on behalf of our clients are successful.
Our core principles are:
Board of Directors
•	Ideally the Board Chair and CEO roles should be separate and held by two separate individuals.
•	A majority of the board should be regarded as independent, according to UBS-AM criteria.
•	The Board should be comprised of high calibre individuals capable of providing good judgment and diligent oversightwith appropriate and diverse backgrounds.
Shareholders’ Rights
•	Voting rights should ideally be granted in line with the “one share-one vote” principle.
•	Information on the matters to be discussed and voted upon should be disclosed to shareholders clearly and in sufficient time before the shareholder meeting.
•	Proposals to enhance shareholder rights will normally be supported.
Capital Considerations
•	The board should allocate capital appropriately and determine a reasonable dividend policy.
•	Any new share issuance should require shareholder approval and UBS-AM will only support reasonable share issuance authorities.
•	Mergers & Acquisitions will be supported if they are deemed to increase shareholder value in the longer term.

Audit and Risk Oversight
•	The board should appoint a dedicated Audit/Risk Committee, as well as an independent external auditor.
•	Companies are required to have a robust internal audit system with clear processes to identify and manage potential risks.
Remuneration Considerations
•	Compensation should be aligned with the performance and the strategy of the company.
•	We expect a company to provide a clear explanation of how the structure is in shareholders’ economic interests.
•	Transparent reporting is expected around senior management and board compensation.
Sustainability and ESG Matters
•	Boards must implement a robust approach that manages environmental risks impacting the company.
•	Proposals that seek to promote corporate citizenship and environmental stewardship will be closely reviewed and will be supported if in shareholder interests.
•	Boards should implement policies and strategies which seek to promote diversity and fairness across the workforce.
Use of proxy voting advisory services
In order for us to meet our stewardship responsibilities it is essential that we have access to accurate information regarding the corporate governance structure, ESG practices and shareholder meetings of operating companies in which we invest on behalf of our clients and funds.
Taking into account the number of operating companies invested across our range of capabilities, we use the services of a specialist provider for a number of services, to supplement our own assessments.
We have selected Institutional Shareholder Services (ISS) to provide proxy advisory services. ISS are a leading proxy advisory firm, with the appropriate competency, capacity and systems to provide this service on a global basis.
The proxy voting related research and recommendations provided to us by ISS are based upon the proxy guidelines contained in this policy document. We do not delegate our voting responsibilities to ISS and retain full discretion when determining how to vote shares held for our clients and funds.
We regularly monitor the services provided to us by ISS and other external vendors, including performing an annual due diligence on the compliance policies, controls, procedures and quality of service provided. We further require information regarding how the vendor manages any conflicts of interest that may arise through certain affiliations or business practices.

File Nos. 333-192991 and 811-22922

ASPIRATION FUNDS
PART C
OTHER INFORMATION

ITEM 28.   Exhibits
(a)
Amended and Restated Declaration of Trust dated May 12, 2014 (“Trust Instrument”) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s registration statement on Form N-1A (“Registration Statement”) filed on June 19, 2014.

(b)	By-Laws are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed on December 23, 2013.
(c)
Articles III, V, and VI of the Trust Instrument define the rights of holders of the securities being registered and are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement filed on June 19, 2014.

(d)(1)	Investment Advisory Agreement dated October 10, 2024 , between the Registrant and Mission Investment Advisors LLC , as investment advisor for the Aspiration Redwood Fund, is filed herewith.
(d)(2)
Investment Sub-Advisory Agreement dated October 10, 2024 between Mission Investment Advisors LLC and UBS Global Asset Management (Americas) LLC , as sub-advisor for the Aspiration Redwood Fund, is filed herewith.

(e)
Distribution Agreement  dated January 10, 2024 between the Registrant and Capital Investment Group, Inc., as distributor for each series of the Registrant , is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 29, 2024 .

(f)	Not Applicable.
(g)(1)(i)
Custody Agreement dated December 18, 2014 between the Registrant and UMB Bank, n.a., as custodian for each series of the Registrant, is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on November 2, 2015.

(g)(1)(ii)
Amended and Restated Appendix A to the Custody Agreement dated December 18, 2014 between the Registrant and UMB Bank, n.a., as custodian for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on January 28, 2020.

(h)(1)(i)
Fund Accounting and Administration Service Agreement dated December 9, 2014 between the Registrant and The Nottingham Company, as administrator for the Registrant, is incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement filed on January 26, 2015.

(h)(1)(ii)
Amended Schedule 1 dated December 10, 2019 to Fund Accounting and Administration Service Agreement between the Registrant and The Nottingham Company, as administrator for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on January 28, 2021.

(h)(1)(iii)
Amended Appendix A dated June 10, 2020 to Fund Accounting and Administration Service Agreement between the Registrant and The Nottingham Company, as administrator for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on January 28, 2021.

(h)(2)(i)
Dividend Disbursing and Transfer Agent Agreement dated December 9, 2014 between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on November 2, 2015.

(h)(2)(ii)
Amended Schedule 1 dated June 10, 2020 to the Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on January 28, 2021.

(h)(2)(iii)
Amended Exhibit B dated June 10, 2020 to the Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Registrant, is incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement filed on January 28, 2021.

(h)(3)	Expense Limitation Agreement between the Registrant and Mission Investment Advisors LLC , to be filed amendment .
(h)(4)
Compliance Services Agreement dated December 18, 2014, as amended October 7, 2023 between the Registrant and Adviser Compliance Associates, LLC d/b/a ACA Group is incorporated hereby by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 29, 2024 .

(i)
Opinion and Consent of Counsel dated November 2, 2015 with respect to Aspiration Redwood Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on November 2, 2015.

(j)	Not applicable .
(k)	Not applicable.
(l)(1)	Form of Initial Subscription Agreement for the Aspiration Redwood Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement filed on November 2, 2015.
(m)
Distribution Plan dated December 6, 2016 under Rule 12b-1 for each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on January 28, 2020.

(n)	Not applicable.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant is incorporated herein by reference to Post-Effective Amendment No. No. 8 to the Registration Statement filed on January 28, 2016.
(p)(2)	Code of Ethics for Mission Investment Advisors LLC to be filed by amendment .
(p)(3)	Code of Ethics for UBS Global Asset Management (Americas), LLC is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on January 27, 2023.
(p)(4)	Code of Ethics for Capital Investment Group, Inc. is incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 29, 2024 .

(q)(1)
Powers of Attorney dated December 21, 2022 for the Registrant, Coby King, and David Kingsdale, are incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on January 27, 2023.

(q)(2)
Powers of Attorney dated December 18, 2023 for Timothy Newell, Matthew Bergin, Alexandra Horigan, and Samantha Lovell are incorporated hereby by reference to Post-Effective Amendment No. 26 to the Registration Statement filed on January 29, 2024 .

(q)(3)	Power-of-Attorney dated November 19, 2024 for Samantha Lovell is filed herewith.
ITEM 29.  Persons Controlled by or Under Common Control with the Registrant
No person is controlled by or under common control with the Registrant.
ITEM 30.  Indemnification
Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:
Article VII. Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.
Article VII. Section 3.  Indemnification.
(a) Subject to the exceptions and limitations contained in Subsection (b) below:
(i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and
(ii) as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:
(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.
(e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
In addition, the Registrant has entered into the following agreements: Investment Advisory Agreements, Investment Sub-Advisory Agreements, and Distribution Agreements.  These agreements provide indemnification for those entities and their respective affiliates.  Certain personnel of the Advisors, Distributor or Administrator may serve as trustees and/or officers of the Trust.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.  Business and other Connections of the Investment Advisor
(a)   Mission Investment Advisors LLC serves as the investment adviser to the Aspiration Redwood Fund .  The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by Mission Investment Advisors LLC and its directors, officers or partners during the past two years is included in Mission Investment Advisors LLC’s Form ADV filed with the SEC (File No. 801- 131136 ) and is incorporated herein by reference.
(b) UBS Asset Management (Americas), LLC  serves as the investment sub-adviser to the Aspiration Redwood Fund. The information required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by UBS Global Asset Management (Americas), LLC  and its directors, officers or partners during the past two years is included in UBS Global Asset Management (Americas), LLC’s  Form ADV filed with the SEC (File No. 801-34910) and is incorporated herein by reference.

ITEM 32.  Principal Underwriter
(a) Capital Investment Group, Inc. is underwriter and distributor for the Registrant, Modern Capital Funds Trust, Volt ETF Trust, and Spinnaker ETF Series.
(b) Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 100 E. Six Forks Road, Suite 200, Raleigh, NC  27609.
(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	CEO	None
Benjamin T. Brooks	President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None

(c) Not applicable.

ITEM 33.  Location of Accounts and Records
(a)
The Registrant maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules thereunder (“Records”) at the offices of The Nottingham Company, 116 S. Franklin Street, Rocky Mount, NC 2780 4 .

(b)	UMB Bank, n.a. maintains all Records relating to its service as custodian to the Registrant at its offices located at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.
(c)
The Nottingham Company maintains all Records related to its services as administrator and fund accountant to the Registrant at its offices located at 116 S . Franklin Street, Rocky Mount, North Carolina 2780 4 .

(d)
Nottingham Shareholder Services, LLC maintains all Records related to its services as dividend disbursing and transfer agent to the Registrant at 116 S . Franklin Street, Rocky Mount, North Carolina 2780 4 .

(e)
Mission Investment Advisors, LLC maintains all Records related to its services as investment advisor to the Aspiration Redwood Fund at its offices located at 1100 Sansome Street, San Francisco , CA  94111 .

(f)
UBS Asset Management (Americas), LLC maintains all Records related to its services as investment sub-adviser to the Aspiration Redwood Fund at its offices located at 1285 Avenue of the Americas, New York, NY  10019.

ITEM 34.  Management Services
None.
ITEM 35.  Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on this 29th  day of  November , 2024.

ASPIRATION FUNDS

By:	/s/ Mark Perlow*
Mark Perlow
Attorney-in-Fact

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

/s/ Coby King*	Trustee	November 29, 2024
Coby King

/s/ David Kingsdale*	Trustee and Chairman	November 29, 2024
David Kingsdale

/s/ Timothy Newell* Timothy Newell	President and Principal Executive Officer	November 29, 2024

/s/ Matthew Bergin* Matthew Bergin	Principal Financial Officer	November 29, 2024

/s/ Samantha Lovell*	Interested Trustee, Treasurer and Principal Accounting Officer	November 29, 2024
Samantha Lovell

/s/ Mark Perlow
*By: Mark Perlow
         Attorney-in-Fact pursuant to Powers of Attorney dated December 21, 2022 filed on January 27, 2023  Powers-of-Attorney dated December 18, 2023 filed on January 29, 2024 , and Power-of-Attorney dated November 19, 2024 as filed herewith .

Exhibit Index

(d)(1)	Investment Advisory Agreement
(d)(2)	Investment Sub-Advisory Agreement
(q)(3)	Power-of-Attorney